Prospectus supplement dated June 26, 2018
to the following prospectus(es):
BOA CVUL Future (NWL) and Next Generation Corporate Variable Universal Life dated May 1, 2018
BOA CVUL Future (NLAIC) and BOA CVUL (NLAIC) dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the policy. Effective July 2, 2018, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Deutsche Variable Series II - Deutsche CROCI(R) U.S. VIP: Class B	Deutsche DWS Variable Series II - DWS CROCI(R) U.S. VIP: Class B
Deutsche Variable Series II - Deutsche Small Mid Cap Value VIP: Class B	Deutsche DWS Variable Series II - DWS Small Mid Cap Value VIP: Class B
GWP-0681
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